Please file this Prospectus Supplement with your records

California Investment Trust

California Tax-Free Income Fund
California Insured Intermediate Fund
California Tax-Free Money Market Fund
S&P 500 Index Fund
S&P MidCap Index Fund
S&P SmallCap Index Fund
Equity Income Fund
NASDAQ-100 Index Fund
European Growth & Income Fund
U.S. Government Securities Fund
Short-Term U.S. Government Bond Fund
The United States Treasury Trust

Direct Shares

S&P 500 Index Fund
S&P MidCap Index Fund
S&P SmallCap Index Fund
Equity Income Fund
NASDAQ-100 Index Fund
European Growth & Income Fund
U.S. Government Securities Fund
Short-Term U.S. Government Bond Fund
The United States Treasury Trust

Class K

Supplement dated January 11, 2011, to the Prospectuses dated January 1, 2011.

Effective immediately, the paragraph in the “Temporary Defensive Positions” section under “Additional Non-Principal Investment Related Risks” is replaced with the following:

In drastic market conditions, the Manager may sell all or some of a Fund’s securities (except those of the Money Market Funds) and temporarily invest that Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds may not be achieved.

Also effective immediately, the first and third paragraphs under “How Fund Shares are Priced” are replaced with the following:

The Funds are open for business every day that the New York Stock Exchange (NYSE) is open, except that the Bond and Money Market Funds are expected to be closed on Columbus Day (observed) and Veterans Day (observed). Each Fund will calculate its net asset value each day that it is open for the processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. Our fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Funds’ Board of Trustees, will make a good faith estimate of a security’s “fair value” when market quotations are not readily available or deemed unreliable.

The share prices of the Funds, (except the Money Market Funds) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the Municipal Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available bid price, prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities of the U.S. Government Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available mean between the bid and ask price, prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees using consistently applied procedures established by Board of Trustees. The effect of valuing securities held by the Funds at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used. The share price of the Funds are reported by the Nasdaq Mutual Fund Quotation Service in the mutual funds section of various newspapers after the heading “California Trust”.

Also effective immediately, the second paragraph in the “By Check” section under “How to Sell Shares” is replaced with the following:

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. The check writing feature is not available for any of our Stock Funds. Please note that a $25.00 fee will be charged to your account for any returned check.

Also effective immediately, the third paragraph in the “Other Redemption Policies” section under “How to Sell Shares” is replaced with the following:

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within 7 days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of the Stock Funds) because of redemptions. The Manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

Also effective immediately, the second and third paragraphs under “Dividends & Taxes” are replaced with the following:

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Stock Funds distribute substantially all of their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds and the Money Market Funds distribute substantially all of their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Also effective immediately, the ticker symbol for NASDAQ-100 Index Fund on the cover of the Class K Prospectus is replaced with the following:

Nasdaq-100 Index Fund (Ticker Symbol: NDXKX)

January 11, 2011